Virtus Vontobel Greater European Opportunities Fund,

a series of Virtus Opportunities Trust

Supplement dated December 29, 2023, to the Summary Prospectus and the Virtus Opportunities Trust
Statutory Prospectus and Statement of Additional Information (“SAI”) pertaining to the fund named above,

each dated January 27, 2023, as supplemented

Important Notice to Investors

Effective December 28, 2023, the Virtus Vontobel Greater European Opportunities Fund (the “Fund”) was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Opportunities Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020 Vontobel Greater European Fund Closed (12/2023)